Exhibit 99.1

Investor Presentation November 2006

Disclaimers FORWARD-LOOKING INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward -looking statements. Forward-looking statements include statements preceded by, followed by or that include the words "may,'' ''could,'' ''would,'' ''should,'' ''believe,'' ''expect,'' ''anticipate,'' ''plan,'' ''estimate,'' ''target,'' ''project,'' ''intend'' and similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of capital expenditures, the likelihood of our success in expanding our business, financing plans, budgets, working capital needs and sources of liquidity. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on our management's beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for our products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward- looking statements also involve known and unknown risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) general economic conditions and construction activity in the markets where we operate in North America; (2) relationships with new equipment suppliers; (3) increased maintenance and repair costs; (4) our substantial leverage; (5) the risks associated with the expansion of our business; (6) our possible inability to integrate any businesses we acquire; (7) competitive pressures; (8) compliance with laws and regulations, including those relating to environmental matters; and (9) other factors discussed in our public filings, including the risk factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006. Many of these factors are beyond our ability to control or predict. All forward-looking statements speak only as of the date of this presentation. Except as required by applicable law, we are under no obligation to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Potential investors should not place undue reliance on our forward-looking statements. You should be aware that the occurrence of the events described in the risk factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 could harm our business, prospects, operating results, and financial condition. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for purposes of securities offerings or economic analysis.

Management Presenters Leslie Magee Chief Financial Officer John Engquist Chief Executive Officer

Investment Opportunity

30.9% 29.7% 17.1% 10.4% 6.7% 5.2% LTM Gross Profit by Business Segment ($ in millions) Leading integrated equipment services company with $774 million of LTM revenue H&E's integrated distribution and rental model reduces effects of cyclicality on the Company and reduces capital intensity of H&E's operations 47 full service facilities across the Intermountain, Southwest, Gulf Coast, West Coast and Southeast regions of the U.S. Strong supplier relationships with Komatsu, Grove, Manitowoc, Terex and JLG Strong track record of growth, profitability and cash flow 21% CAGR1 in revenues from 1997-2006 driven by secular and cyclical trends H&E Equipment Services - Snapshot Note: 1 LTM data as of 9/30/06; 1997 not pro-forma for ICM merger LTM Revenue by Business Segment ($ in millions) 49.9% 13.8% 11.6% 13.3% 9.4% 2.0% 10.4%

Investment Highlights We Have a Winning Business Model Rent, Sell, Service-one-stop equipment solutions provider Competitive advantage versus pure distribution or pure rental Maximizes customer penetration Captures profitable parts and service business Improves rental returns by controlling the sale of used equipment Distributors are trying to move to our model-we're already there We are Focused on High Growth Regions Operations centered in the Southwest, Southeast, Intermountain and Gulf Coast Eagle acquisition creates West Coast growth platform Well-positioned to benefit from the ongoing Katrina and Rita re-building We Have Significant Growth Opportunities Secular shift to rental from ownership is ongoing Rental accounts for only 35% of construction equipment in North America Rental revenue growth has exceeded construction equipment sales Multiple growth opportunities beyond industry Expansion of our distribution business into new markets Investment in our rental fleet Growth of our high margin parts and services business Selected acquisitions in high growth markets Right Company Right Markets Right Time Business Environment Remains Robust We are NOT materially exposed to the residential housing markets Non-residential/construction growth remains strong Government infrastructure projects accelerating Roads, bridges, etc. Power generation facilities High commodity prices providing additional support Mining Petrochemicals Right Environment

Source: Metals Economics Group, Halifax, Nova Scotia Mining Exploration Spending Spending on infrastructure construction expected to continue increasing Upgrades to aging infrastructure and the 2005 Highway bill to boost spending over the next two years Key End Market Drivers Remain Robust... Monthly Non-Residential Construction Spending Mining Exploration Spending and Oil Prices Infrastructure Spending Source: U.S. Census Bureau Source: FW Dodge from UBS Ashtead Rpt Source: Reed Construction Data US Construction Outlook 2007-2008; www.ReedConstructionData.com Historically high global oil and gas prices benefit H&E due to strong Gulf Coast footprint H&E's intermountain branches have benefited from strong commodity markets which have fueled exploration spending The opening of new mine sites (or re-opening of older sites) typically requires heavy equipment rental & purchase 2.5 Years 8.2% CAGR 8 Years 3.0 Years (5.0%) CAGR 11.2% CAGR 7.4% CAGR ('98-'08) The previous growth cycle lasted 8 years We are less than 3 years into the current expansion and growth is forecasted into 2009: Note: 1 Based on composite of several leading industry forecasts 1 11.1% CAGR ('06-'08) ($bn) ($/barrel) W. Texas Intermediate Crude Price

2004 ....And Rental Market Indicators Continue to Show Strength Continued Strength in Rental Rates Change in Average Rental Industry Rates Source: Dan Kaplan Associates Continued robust non-residential spending growth and demand for equipment at jobsites is allowing for continued rate increases Improvement in rental rates has outpaced increases in equipment prices 2001 2002 2003 2006 2005

Observations The rental industry continues to achieve long-term secular growth Rental value proposition versus owning remains Both the Rental and Distribution Markets Exhibit Favorable Long Term Growth Trends US Rental Penetration Forecasted Growth (%) North American Construction Equipment Sales (units) Rental Industry Revenue ($bn) Source: RER Magazine, a Prism Business Media Publication; www.rermag.com Source: Off-Highway Research Expansion 7 years 9.3% CAGR Secular shift continues to drive growth of industry U.S. remains under-penetrated by rental (vs. ownership) relative to other developed economies and continued secular shift to rentals is anticipated End-market continues to expand as equipment sales remain robust 4 years 16.2% CAGR Source: RER Magazine, a Prism Business Media Publication; www.rermag.com

H&E versus Peers Average Rental Rate Growth Over Last Three Quarters (%) 2003-LTM Revenue CAGR (%) 2003-LTM Adjusted EBITDA CAGR (%) Source: AEM Advisor Rental Source: Company filings Source: Company filings Note: 1 We define EBITDA as net income before interest expense, income taxes, depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for the $8.0 million fees paid in connection with the termination of a management services agreement and the $40.8 million loss on the early extinguishment of debt in connection with our refinancing, both of which were recorded in in the first nine months of 2006. In addition, Adjusted EBITDA for the year ended 2003 is EBITDA adjusted for the $17.4 million loss from litigation recorded in 2003. See Appendix B for a reconciliation of EBITDA and Adjusted EBITDA to net income (loss).

H&E is Well Positioned Among its Peers to Benefit From Late Cycle Crane Expansion Source: Manfredi & Associates Note: Indexed to 100 beginning in 1988 Cranes Have Historically Lagged Earthmovers Crane spending has historically trailed broader earthmoving by two years; Crane expansion is in early stages H&E benefits from potential in cranes in both its rental and distribution businesses H&E is the largest Grove/Manitowoc dealer in the world

We Have a Winning Business Model Fleet / Project Management Capabilities Rental Equipment Parts & Service Used Equipment Sales New Equipment Sales Traditional Distribution Model Traditional Rental Model H&E Integrated Equipment Services Model Key Advantages: Multiple points of contact with the customer High-margin parts and service operation Higher selling prices on used equipment Difficult to replicate infrastructure Improved purchasing power Balanced gross margin contribution New Equipment Sales Used Equipment Sales Parts & Service Rental Equipment

We are Focused on High Growth Regions in the U.S. Our markets are benefiting from strong population growth, expansion in the non-residential construction, petrochemical and mining markets as well as above- average regional economic growth Non-Residential Spending Growth by Region Signifies cities served by the first quarter acquisition of Eagle High Reach La Mirada Bakersfield Coeur d' Alene Missoula Billings Reno Las Vegas Salt Lake City Ogden St. George Denver Colorado Springs Albuquerque Tucson Phoenix Dallas/Fort Worth (2) Houston (2) San Antonio Kenner Gonzales Belle Chasse (2) Alexandria Fort Myers Orlando Little Rock Jackson Springdale Birmingham Lake Charles Shreveport (2) Tampa Atlanta Charlotte Tulsa Oklahoma City San Diego Santa Fe Springs Jacksonville Memphis Baton Rouge Lafayette Boise Belgrade MAP MATCHES WEBSITE Source: US Census Bureau Note: Based on median growth rates for 1994-2005

We Have Multiple Growth Opportunities Beyond the Industry Key Growth Strategies Continue to invest in fleet given high utilization and strong incremental return Opened new stores in Tulsa, Memphis and Oklahoma City Evaluating additional locations in other high growth markets such as Miami and Biloxi New Locations in High Growth Markets Targeted Fleet Investment Expand Service Business Bolt-On Acquisitions Service operations near capacity in most markets Added 60 new technicians in 20061 No significant capital investment required Eagle High Reach acquisition created a platform for West Coast expansion Opportunity to add additional products and services Additional bolt-on acquisitions on an opportunistic basis in target markets Examples Expansion of Equipment Distribution Territories Have added utility lines to the Intermountain region and earthmoving line to new facility in Memphis Added crane distribution in Tennessee and Alabama Note: 1 Excluding technicians obtained through the Eagle acquisition

The Acquisition of Eagle High Reach- A Case Study in Value Creation Strategic Rationale of Eagle Acquisition Gave us access to high growth California market Added four facilities in southern California Platform to add additional locations on West Coast Opportunity to significantly increase revenues and margins Grow fleet / add new equipment categories Raise rates Improved fleet management Bolt-on acquisitions such as Eagle may be available to us around the country... and provide opportunities for significant value accretion for H&E's shareholders

Experienced Management Team with Significant Equity Stake H&E's management team has a long history in the industry with significant operational experience Management owns approximately 14% of the Company

Financial Overview

42.2% 76.8% Momentum in Our Business Continues. . . Revenues Adjusted EBITDA 1 ($ in millions) ($ in millions) Comments Revenue growth continues to accelerate Incremental sales driving continued margin enhancement Fixed cost leverage Attractive pricing environment Nine Months Ended Sept. 30 Nine Months Ended Sept. 30 Note: 1 See Appendix B for reconciliation of EBITDA and Adjusted EBITDA to net income (loss). EBITDA EBITDA Margin (%)

Equipment Rentals- Segment Financial Summary Revenues and Gross Margin ($mm) Key Takeaways Revenues up 36% for the first nine months of '06 versus '05 Raised aggregate rental rates approximately 10.7% on average in '06 versus '05 24% growth in fleet size First nine months gross margin up nearly 700 bps versus '05 Increased aggregate rental rates approximately 10.7% on average in '06 versus '05 Reduced maintenance and repair costs as a % of revenues Expect strong growth in '07 Opportunity for additional rate increases and fleet growth in our West Coast market Full year impact of fleet additions-$34 million of fleet growth since June 30 Nine Months Ended Sept. 30 52.5% Revenue Gross Margin (%)

New Equipment Sales- Segment Financial Summary Sales and Gross Margin ($mm) Key Takeaways Sales up 74% for the first nine months of '06 versus '05 Sales growth in all product lines Most significant growth related to cranes; up 128% Strong market drivers such as the petrochemical industry, mining activity, highway bill and hurricane rebuilding should continue to drive growth First nine months gross margin up 40 bps versus '05 Revenue Gross Margin (%) Nine Months Ended Sept. 30

Used Equipment Sales- Segment Financial Summary Represents an extension of the rental business 78% of sales out of the rental fleet Strong retail sales capability Maximizes residual values Controls fleet age and mix First nine months used equipment gross margin up approximately 280 bps versus '05 Sales and Gross Margin ($mm) Key Takeaways Nine Months Ended Sept. 30 Revenue Gross Margin (%)

Parts & Service- Segment Financial Summary Sales up 26% for the first nine months of '06 versus '05 Provides a relatively stable and high-margin revenue source All-makes repair Adding technicians Increasing charge-out rates Sales and Gross Margin ($mm) Key Takeaways Revenue Gross Margin (%) Nine Months Ended Sept. 30

Capital Expenditures Rental CapEx Summary Fleet Age by Equipment Type (months) Rental Fleet Statistics $ Utilization by Equipment Type2 Note: Fleet statistics as of September 30, 2006 1 Gross purchases include amounts transferred from new and used inventory. Gross capex for the 9 month period ending 09/30/06 excludes February and March purchases of equipment previously held under operating leases 2 Represents monthly rental revenues annualized divided by the original rental fleet equipment cost at 9/30/06 Average OEC Average $ Utilization ($ in millions)

Capital Structure Current Capital Structure Credit Statistics Note: 1 Net of discount

Conclusions Key Business Drivers Remain Strong We Have a Winning Business Model We Have Significant Growth Opportunities We are Focused on High Growth Regions Right Time Right Company Right Markets Right Platform

Appendix A-Business Overview

Lift trucks 6% of fleet (1) We Have a Specialized Rental Fleet High quality fleet from brand-name manufacturers Bobcat, Gehl, Genie / Terex, Grove, JLG, Komatsu, Manitowoc and Yale 18,173 pieces of equipment Original acquisition cost of $648.1mm Average fleet age of 41.0 months Dedicated rental sales force focused by product type Customized information systems and adjust for demand, utilization and rental rates Note: Fleet statistics as of September 30, 2006 1 Percentage of original equipment cost, excludes "other equipment" which accounted for 3% of the fleet at 9/30/06 Four Core Areas of Focus Hi-lift / Aerial 67% of fleet (1) Cranes 12% of fleet (1) Earthmoving 12% of fleet (1)

Used Equipment Sales are an Important Part of our Business Total Equipment Sales-New and Used Used Equipment Sales Used equipment is sold at each of the Company's 47 facilities Sell used equipment primarily from rental fleet (78% for YTD 9/30/06) Also sell trade-ins and select used equipment purchases, made opportunistically Sold through specialized retail sales force at individual retail locations Enables sale of used equipment at better prices than would be obtained through auction houses or other means LTM Revenue LTM Gross Profit 36.5% 63.5% 54.3% 45.7% Note: 1 For equipment sold from rental fleet

We are a Leading National Distributor of Construction Equipment Professional in-house sales force focused by product type Centralized negotiations of purchase terms H&E is a leading U.S. distributor for nationally-recognized suppliers, including: Supplier Strong supplier partnering Improved purchasing power Improved ability to obtain equipment New Equipment Sales-% of Total (9 Months Ended 9/30/06) Revenue Gross Profit 70.6% 29.4% 88.8% 11.2%

Parts and Service are an Important Profit Center Parts and service contributed 22.7% of our LTM gross profit Provides on-site repair and maintenance for customers' equipment and maintains H&E fleet Stable source of revenue through changing economic cycles Customers more likely to service existing equipment than purchase new Provides H&E with ability to age rental fleet while still maintaining quality of equipment Provide service for many major competitors Quarterly Parts and Service Gross Profit (% margin) ($ in millions) Quarterly Gross Profit % Margin 2003 2004 2005 2006

Appendix B-EBITDA Reconciliations

We define EBITDA as net income before interest expense, income taxes, depreciation and amortization. We define Adjusted EBITDA for the nine months ended September 30, 2006 as EBITDA adjusted for the $8.0 million fees paid in connection with the termination of a management services agreement and the $40.8 million loss on the early extinguishment of debt in connection with our refinancing . For the year ended December 31, 2003, we define Adjusted EBITDA as EBITDA adjusted for the $17.4 loss from litigation. We use EBITDA and Adjusted EBITDA in our business operations to, among other things, evaluate the performance of our business, develop budgets and measure our performance against those budgets. We also believe that analysts and investors use EBITDA and Adjusted EBITDA as supplemental measures to evaluate a company's overall operating performance. However, EBITDA and Adjusted EBITDA have material limitations as analytical tools and you should not consider these in isolation, or as a substitute for analysis of our results as reported under GAAP. We find them as useful tools to assist us in evaluating performance because they eliminate items related to capital structure, taxes and non-cash charges. The items that we have eliminated in determining EBITDA and Adjusted EBITDA are interest expense, income taxes, depreciation of fixed assets (which includes rental equipment and property and equipment) and amortization of intangible assets and, in the case of Adjusted EBITDA, the loss from litigation. However, some of these eliminated items are significant to our business. For example, (i) interest expense is a necessary element of our costs and ability to generate revenue because we incur a significant amount of interest expense related to our outstanding indebtedness; (ii) payment of income taxes is a necessary element of our costs; and (iii) depreciation is a necessary element of our costs and ability to generate revenue because rental equipment is the single largest component of our total assets and we recognize a significant amount of depreciation expense over the estimated useful life of this equipment. Any measure that eliminates components of our capital structure and costs associated with carrying significant amounts of fixed assets on our balance sheet has material limitations as a performance measure. In light of the foregoing limitations, we do not rely solely on EBITDA and Adjusted EBITDA as performance measures and also consider our GAAP results. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other measures derived in accordance with GAAP. Because EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies, they may not be comparable to other similarly titled measures used by other companies. Set forth below and on the following page are reconciliations of net income (loss) to EBITDA and Adjusted EBITDA for the periods presented. EBITDA Reconciliations Note: 1 Excludes amortization of loan discounts and amortization of deferred financing fees included in interest expense